UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): January 1, 2019

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)

711 Main Street Box 810 Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Effective January 1, 2019, the Board of Directors (the “Board”) of German American Bancorp, Inc. (the “Company”) (i) increased its size from twelve (12) to thirteen (13) members, with the vacancy being added in the class of Directors with a term expiring at the Company’s Annual Meeting of Shareholders in 2021, and (ii) appointed Jason M. Kelly to fill the vacancy. As a result, Mr. Kelly’s term began on January 1, 2019, and will continue until the 2021 Annual Meeting of Shareholders. Effective as of January 1, 2019, Mr. Kelly was also appointed to the Finance & Asset/Liability Management Committee of the Board. A copy of the Company’s press release, dated January 3, 2019, announcing the appointment of Mr. Kelly is attached hereto as Exhibit 99.1. As noted in the press release, Lee A. Mitchell was also recently appointed to the Board. Mr. Mitchell’s appointment, which became effective as of October 29, 2018, was previously reported in the Company’s Current Report on Form 8-K filed on October 30, 2018.

For his service as a Director, Mr. Kelly will be entitled to receive his pro rata portion of the standard director cash retainer and standard meeting cash fees payable to non-employee Directors of the Company, as more fully described in the Company’s Current Report on Form 8-K filed on June 29, 2018, which description is incorporated herein by reference. Other than being eligible to receive such director compensation, Mr. Kelly did not enter into any material plan, contract, or arrangement in connection with his appointment as a director. Mr. Kelly is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	99.1	Press release, dated January 3, 2019, issued by German American Bancorp, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.
Date: January 3, 2019	By:	/s/ Mark A Schroeder
Mark A. Schroeder, Chairman of the Board and Chief Executive Officer